UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

Commission File Number 001-38103

JANUS HENDERSON GROUP LTD.

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	98-1376360
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

Janus Henderson Group plc
December 31

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)
☐	Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b 2 of the Securities Exchange Act of 1934 (§240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 30, 2026 (the “Closing Date”), Jupiter Company Limited, a company incorporated in Jersey (“Parent”), completed the previously announced acquisition of Janus Henderson Group plc (the “Company”), pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of December 21, 2025 (the “Original Merger Agreement”), by and among the Company, Parent and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly owned subsidiary of Parent (“Merger Sub”), as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 24, 2026 (the “Amendment”), and as further amended and supplemented by the side letter agreement, dated as of June 16, 2026 (the “Side Letter” and, the Original Merger Agreement, as amended, supplemented and otherwise modified by the Amendment and the Side Letter, the “Amended Merger Agreement”).

Pursuant to the terms of the Amended Merger Agreement, Merger Sub merged with and into the Company (the “Merger”) in accordance with the Companies (Jersey) Law 1991, with the Company surviving such Merger as a wholly owned subsidiary of Parent and changing its name to “Janus Henderson Group Ltd.” (also referred to herein as the “Surviving Company”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Amended Merger Agreement.

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

On the Closing Date, concurrently with the closing of the Merger, the Surviving Company, as holdings, and Janus Henderson US (Holdings) Inc. (as survivor of the merger among Jupiter Borrower, Inc. and Janus Henderson US (Holdings) Inc.), as the parent borrower, entered into that certain Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, the lenders from time to time party thereto and the subsidiary borrowers from time to time party thereto (the “Credit Agreement”), which provides for (a) a senior secured first-lien term loan facility in an aggregate principal amount of $2,900,000,000 (which was fully drawn on the Closing Date) and (b) a senior secured first-lien revolving credit facility in the aggregate principal amount of $500,000,000 (which was not drawn on the Closing Date). The obligations under the Credit Agreement are secured on a first priority basis by substantially all assets of the borrowers and the guarantors (including, on the Closing Date, the Surviving Company and certain of its subsidiaries), in each case, subject to certain exclusions and exceptions. The Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of their respective types.

Item 1.02. Termination of Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Cancellation and Termination of Existing Credit Facility

In connection with the completion of the Merger, the Company issued a notice, dated June 25, 2026, to cancel and terminate, effective as of the Closing Date, the revolving credit facility agreement, dated as of June 30, 2023 (as amended, supplemented or otherwise modified from time to time, the “Revolving Credit Facility Agreement”), by and between the Company and Bank of America Europe Designated Activity Company, as facility agent. The Revolving Credit Facility Agreement provided for an unsecured $200,000,000 revolving credit facility (the “Facility”). As of the Closing Date, the Facility was undrawn.

Guardian Warrant

In connection with the Merger, the Warrant to Purchase Ordinary Shares, dated as of June 30, 2025, issued by the Company to The Guardian Life Insurance Company of America ceased to be outstanding.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Amended Merger Agreement, each ordinary share, par value $1.50 per share, of the Company (collectively, the “Shares”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (except for Shares held by Parent and as otherwise provided in the Amended Merger Agreement) was converted into the right to receive $52.00 per Share in cash, without interest (the “Merger Consideration”).

Also at the Effective Time:

•	each (i) outstanding restricted stock unit (each, a “Company RSU Award”) that was (a) vested in accordance with its terms as of the Effective Time, (b) a matching award granted in connection with purchases made under the Company’s employee stock purchase plan, whether vested or unvested or (c) held by a non-employee director of the Company’s Board of Directors, whether vested or unvested (each, a “Vested Company RSU Award”), and (ii) outstanding performance restricted stock unit (each, a “Company PSU Award”) where the performance period had been completed (each, a “Vested Company PSU Award”), terminated and were cancelled as of immediately prior to the Effective Time and were exchanged for the right to receive a lump sum cash payment equal to (a) (1) the Merger Consideration, multiplied by (2) the number of Shares subject to such Vested Company RSU Award or Vested Company PSU Award immediately prior to the Effective Time (in the case of Vested Company PSU Awards, any applicable performance goals were deemed satisfied based on actual performance), plus (b) the amount of any accrued but unpaid dividend equivalent rights;

•	generally, each outstanding Company RSU Award that was not a Vested Company RSU Award (each, an “Unvested Company RSU Award”) was converted into the contingent right to receive an equity-based award with an initial value equal to (i) (a) the Merger Consideration, multiplied by (b) the number of Shares subject to such Unvested Company RSU Award immediately prior to the Effective Time, plus (ii) the amount of any accrued but unpaid dividend equivalent rights (each, a “Replacement RSU Award”). Following the Effective Time, the value of each Replacement RSU Award will be determined by reference to the value of the applicable class of equity securities of Jupiter Topco LLC (“TopCo”) and will be settled in cash or in equity interests in TopCo, and otherwise will have the same terms and conditions (including with respect to vesting and payment timing) as applied to the Unvested Company RSU Award for which it was exchanged, except for terms rendered inoperative by reason of the Merger and other administrative or ministerial changes reasonably determined by Parent that in each case do not adversely impact the Unvested Company RSU Award holder; and

•	generally, each outstanding Company PSU Award that was not a Vested Company PSU Award (each, an “Unvested Company PSU Award”) was converted into the contingent right to receive a cash award of equivalent value equal to (i) (a) the Merger Consideration, multiplied by (b) the number of Shares subject to such Unvested Company PSU Award immediately prior to the Effective Time (with any applicable performance goals deemed satisfied at 120% of target), plus (ii) the amount of any accrued but unpaid dividend equivalent rights (each, a “Replacement PSU Award”). Following the Effective Time, the value of each Replacement PSU Award will be determined by reference to the value of the applicable class of equity securities of TopCo and will be settled in cash or in equity interests in TopCo, and otherwise will have the same terms and conditions (including with respect to service-based vesting and payment timing but excluding any performance-based vesting conditions) as applied to the Unvested Company PSU Award for which it was exchanged, except for terms rendered inoperative by reason of the Merger and other administrative or ministerial changes reasonably determined by Parent that in each case do not materially and adversely impact the Unvested Company PSU Award holder.

The foregoing description of the Merger and the Amended Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the (a) Original Merger Agreement, which is attached as Exhibit 2.1 to the previously filed Current Report on Form 8-K filed by the Company on December 22, 2025 with the Securities and Exchange Commission (the “SEC”) and incorporated herein by reference, (b) Amendment, which is attached as Exhibit 2.1 to the previously filed Current Report on Form 8-K filed by the Company on March 24, 2026 with the SEC and incorporated herein by reference, and (c) Side Letter, which is attached as Exhibit 2.1.1 to the previously filed Current Report on Form 8-K filed by the Company on June 18, 2026 with the SEC and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and that each outstanding Share had been converted into the right to receive the Merger Consideration (except for Shares held by Parent and as otherwise provided in the Amended Merger Agreement). The Company requested that the NYSE (i) halt trading of the Shares on the NYSE prior to the opening of trading on July 1, 2026, which is the day immediately following the Closing Date, (ii) withdraw the Shares from listing on the NYSE and (iii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to report that the Shares are no longer listed on the NYSE and to apply for the deregistration of the Shares under Section 12(b) of the Exchange Act. As a result, the Shares, which previously traded under the symbol “JHG,” will no longer be listed on the NYSE.

In addition, after the Form 25 becomes effective, the Company intends to file a certification on Form 15 with the SEC to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the consummation of the Merger, at the Effective Time, holders of Shares immediately prior to such time ceased to have any rights as shareholders of the Company (other than their right to receive Merger Consideration (except for Shares held by Parent and as otherwise provided in the Amended Merger Agreement) pursuant to the terms of the Amended Merger Agreement).

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time, a change in control of the Company occurred and the Company became a wholly owned subsidiary of Parent. The aggregate Merger Consideration payable by Parent in connection with the Merger is approximately $6.5 billion, funded by a combination of cash provided by an investor group led by Trian Fund Management, L.P. and General Catalyst Group Management, LLC, as well as preferred equity financing that has been provided by MassMutual and debt financing that was provided by JPMorgan Chase Bank, N.A., Citibank, N.A., Bank of America, N.A., Jefferies Finance LLC, MUFG Bank, Ltd., Sumitomo Mitsui Banking Corporation, UBS AG, Stamford Branch and Morgan Stanley Senior Funding, Inc., in each case subject to the conditions set forth in their respective commitment letters.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note, Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Directors

In accordance with the terms of the Amended Merger Agreement, as a result of the Merger, each of John Cassaday, Brian Baldwin, Kalpana Desai, Kevin Dolan, Eugene Flood Jr., Josh Frank, Alison Quirk, Leslie F. Seidman, Angela Seymour-Jackson and Anne Sheehan resigned and ceased to be directors of the Company as of the Effective Time.

In accordance with the terms of the Amended Merger Agreement, as a result of the Merger, each of Ali Dibadj, Sukh Grewal and Michelle Rosenberg became the directors of the Surviving Company (the “Surviving Company Board of Directors”) as of the Effective Time, and, in each case, shall hold office from the Effective Time until his or her respective successor is duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the memorandum of association and the articles of association of the Surviving Company or otherwise as provided by Applicable Law.

Officers

In accordance with the terms of the Amended Merger Agreement, as of the Effective Time, each of the officers of the Company immediately prior to the Effective Time became officers of the Surviving Company, and, in each case, shall hold office from the Effective Time until his or her respective successor is duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the memorandum of association and the articles of association of the Surviving Company or otherwise as provided by Applicable Law.

Rollover

In accordance with the terms of the Amended Merger Agreement, certain senior employees, which includes certain of the Company’s named executive officers, were provided with the opportunity to exchange a portion of the Shares in their possession for equity interests in TopCo in lieu of receiving the Merger Consideration.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Amended Merger Agreement, effective as of the Effective Time, the memorandum of association and the articles of association of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the memorandum of association and articles of association as set forth on Exhibit A to the Amended Merger Agreement, and so as amended and restated are the memorandum of association and the articles of association of the Surviving Company until thereafter changed or amended as provided therein or by Applicable Law. As of the Effective Time, the name of the Surviving Company is “Janus Henderson Group Ltd.” Copies of the amended and restated memorandum of association of the Surviving Company and amended and restated articles of association of the Surviving Company are filed as Exhibits 3.1.1 and 3.1.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On the Closing Date, the Surviving Company Board of Directors approved a change in the Surviving Company’s accounting period end from December 31 to June 30. The accounting year change will be effective July 1, 2026. Accordingly, the Surviving Company will file any reports required under applicable law based on its new June 30 accounting period end.

Item 8.01 Other Events.

On June 30, 2026, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1.1*+	Agreement and Plan of Merger, dated as of December 21, 2025, by and among Janus Henderson Group plc., Jupiter Company Limited, and Jupiter Merger Sub Limited (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2025).
2.1.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 24, 2026, by and among Janus Henderson Group plc, Jupiter Company Limited, and Jupiter Merger Sub Limited (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on March 24, 2026).
2.1.3	Side Letter, dated as of June 16, 2026, by and among Janus Henderson Group plc, Jupiter Company Limited, and Jupiter Merger Sub Limited (incorporated by reference to Exhibit 2.1.1 of the Company’s Current Report on Form 8-K filed with the SEC on June 18, 2026).
3.1.1	Amended and Restated Memorandum of Association of Janus Henderson Group Ltd.
3.1.2	Amended and Restated Articles of Association of Janus Henderson Group Ltd.
99.1	Press Release, dated June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K.
+	Portions of this exhibit have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant (as successor by merger to Janus Henderson Group plc) has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2026

JANUS HENDERSON GROUP LTD.

By:	/s/ Sukh Grewal
Name: Sukh Grewal
Title: Chief Financial Officer